UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 10, 2011

CTS CORPORATION

(Exact Name of Company as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Company’s Telephone Number, Including Area Code:                                                                                                (574) 523-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Donald R. Schroeder, Executive Vice President and General Manager CTS Electronics Manufacturing Solutions, and a named executive officer of CTS Corporation (the “Company”) has announced his intention to retire from the Company, anticipated to be effective about the end of June, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    CTS CORPORATION

              /s/ Anastacia S. Knapper
By:              Anastacia S. Knapper
    General Counsel

Date:  January 10, 2011